                                                            Rule 497(b)
                                                            File Nos. 333-102308
                                                            and 811-04007

                        SMITH BARNEY WORLD FUNDS, INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004


                                                               February 7, 2003


DEAR SHAREHOLDERS:


   You are being asked to vote on an Agreement and Plan of Reorganization whereby substantially all of the assets and all of the liabilities of the European Portfolio (the "European Portfolio"), a series of Smith Barney World Funds, Inc., will be transferred in a tax-free reorganization to the Smith Barney International Large Cap Fund (the "International Fund"), a series of Smith Barney Trust II, in exchange for shares of the International Fund.



   If the Agreement and Plan of Reorganization is approved and consummated, you will no longer be a shareholder of the European Portfolio; you will become a shareholder of the International Fund. You will receive shares of the corresponding class of the International Fund with an aggregate net asset value equal to the aggregate net asset value of your shares of the European Portfolio.



   The International Fund and the European Portfolio are advised by Smith Barney Fund Management LLC ("SBFM"). SBFM is a subsidiary of Citigroup Inc. SBFM proposed the reorganization of the European Portfolio into the International Fund because it believes that it is in the best interests of the shareholders of both Funds.



   After carefully studying the merits of the proposal, the Board of Directors of the European Portfolio has determined that the reorganization of the European Portfolio with the International Fund will benefit the shareholders of the European Portfolio.



   As shareholders of the International Fund, investors currently holding shares of the European Portfolio will participate in a mutual fund with investment objectives and policies that are similar to those of the European Portfolio. The Directors of the European Portfolio believe that combining the assets of the European Portfolio with the International Fund could result in more efficient mutual fund operations due to economies of scale without substantially changing the investment profile of the European Portfolio. After the reorganization, European Portfolio shareholders will remain part of the Smith Barney fund family, which offers a wide array of mutual funds. European Portfolio shareholders will continue to be able to exchange their shares among most or all of those funds.



   The Board of Directors of the European Portfolio believes that the proposal set forth in the enclosed notice of meeting is important and recommends that you read the enclosed materials carefully and then vote for the proposal. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO CAST YOUR VOTE BY FAX, THE INTERNET OR TELEPHONE AS DESCRIBED IN THE ENCLOSED MATERIALS. Additional information regarding voting is included with the enclosed proxy card.


                                          Respectfully,

                                          /s/ R. Jay Gerken
                                          R. Jay Gerken
                                          President

   WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR CAST YOUR VOTE BY FAX, THE INTERNET OR TELEPHONE AS DESCRIBED IN THE ENCLOSED MATERIALS, TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                 QUESTIONS AND ANSWERS ABOUT THIS TRANSACTION

WHY IS THE REORGANIZATION BEING PROPOSED?

   The Reorganization is being proposed because each Fund's board believes that it is in the best interest of its shareholders.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?


   The European Portfolio will transfer all or substantially all of its assets and all of its liabilities to the International Fund and will receive, in exchange, shares of the International Fund. The European Portfolio will then be liquidated, and each shareholder of each class of the European Portfolio will receive that number of full and fractional shares of the corresponding class of the International Fund having a net asset value equal to the aggregate net asset value of the shareholder's shares of the European Portfolio held on the Closing Date. After the Reorganization, you will own shares of the International Fund rather than shares of the European Portfolio.


WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?


   The International Fund has investment objectives and policies that are similar to those of the European Portfolio. The European Portfolio invests primarily in equity securities of European issuers. The International Fund invests primarily in securities of foreign issuers with market capitalizations of $750 million or more.


HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?


   The contractual (or pre-waiver) total annual operating expenses are higher for the International Fund than they are for the European Portfolio. However, the actual (or post-waiver) total annual operating expenses of the International Fund are lower than they are for the European Portfolio.


WILL THERE BE ANY CHANGE WITH RESPECT TO THE MANAGEMENT OF MY INVESTMENT?


   No. The European Portfolio's and the International Fund's investment manager is Smith Barney Fund Management LLC ("SBFM"), a wholly-owned subsidiary of Citigroup Inc. SBFM will continue to serve as the investment manager of the International Fund after the consummation of the Reorganization. Citigroup Asset Management Limited, a wholly-owned subsidiary of Citigroup Inc., is the investment subadviser of the International Fund and will continue to serve as the investment subadviser of the International Fund after the consummation of the Reorganization.


WHO WILL BE RESPONSIBLE FOR THE COSTS OF THE REORGANIZATION?

   The Funds will be equally responsible for the costs and expenses associated with the Reorganization, including costs of soliciting proxies.

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?


   You will automatically receive shares of the International Fund.



AS A HOLDER OF SHARES OF THE EUROPEAN PORTFOLIO, WHAT DO I NEED TO DO?


   Please read the enclosed Proxy Statement/Prospectus and vote. Your vote is important! Accordingly, please promptly sign, date and mail the proxy card promptly in the enclosed return envelope as soon as possible.

MAY I ATTEND THE SHAREHOLDER MEETING IN PERSON?

   Yes, you may attend the meeting in person.

                        SMITH BARNEY WORLD FUNDS, INC.

                              EUROPEAN PORTFOLIO
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                           TELEPHONE: (800) 451-2010

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


   Please take notice that a Special Meeting of Shareholders of the European Portfolio (the "European Portfolio"), a series of Smith Barney World Funds, Inc., will be held at Citigroup Center, 14th Floor, 153 East 53rd Street, New York, New York on March 10, 2003 at 11:00 a.m., Eastern time, for the following purposes:



    ITEM 1.To consider and act upon a proposal to approve an Agreement and Plan of Reorganization that provides for and contemplates: (1) the transfer of substantially all of the assets and all of the liabilities of the European Portfolio to Smith Barney International Large Cap Fund (the "International Fund"), a series of Smith Barney Trust II, solely in exchange for shares of the International Fund;
           (2) the distribution of the shares of the International Fund to the shareholders of the European Portfolio in liquidation of the European Portfolio; and (3) the termination of the European Portfolio and the cancellation of its outstanding shares.


    ITEM 2.To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

   Item 1 is described in the attached Proxy Statement/Prospectus.


   THE BOARD OF DIRECTORS OF THE EUROPEAN PORTFOLIO RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.


   If you were a shareholder of record on January 23, 2003, you are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                          CHRISTINA T. SYDOR, Secretary


January 30, 2003


   YOUR VOTE IS IMPORTANT. PLEASE VOTE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF ADDITIONAL SOLICITATIONS. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE YOUR PROXY BY FAX, TELEPHONE OR THE INTERNET.

                          PROXY STATEMENT/PROSPECTUS


                               JANUARY 30, 2003


                        RELATING TO THE ACQUISITION BY

            SMITH BARNEY INTERNATIONAL LARGE CAP FUND, A SERIES OF
                             SMITH BARNEY TRUST II
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                           TELEPHONE: (800) 451-2010

                               OF THE ASSETS OF

                        EUROPEAN PORTFOLIO, A SERIES OF
                        SMITH BARNEY WORLD FUNDS, INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                           TELEPHONE: (800) 451-2010


   This Proxy Statement/Prospectus is furnished to shareholders of the European Portfolio (the "European Portfolio"), a series of Smith Barney World Funds, Inc. ("SBWF"), in connection with the solicitation of proxies for a Special Meeting of Shareholders of the European Portfolio at which shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") between SBWF, on behalf of the European Portfolio, and Smith Barney Trust II ("SBTII"), on behalf of its series the Smith Barney International Large Cap Fund (the "International Fund").



   The Plan provides that substantially all of the assets and all of the liabilities of the European Portfolio will be transferred to the International Fund. In exchange for the transfer of these assets and liabilities, the European Portfolio will receive shares of the International Fund. Shares of the International Fund so received will then be distributed to the shareholders of the European Portfolio in complete liquidation of the European Portfolio, and the European Portfolio will be terminated. There will be no sales load charged to shareholders of the European Portfolio when they receive shares of the International Fund in the reorganization. As a result of this transaction (the "Reorganization"), each shareholder of each class of the European Portfolio will receive that number of full and fractional shares of the corresponding class of the International Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the European Portfolio held on the closing date of the Reorganization.



   The European Portfolio and the International Fund are each series of open-end management investment companies. The investment objectives and policies of the International Fund are compared to those of the European Fund in this Proxy Statement/Prospectus. The investment objective of the European Portfolio is to seek long-term capital appreciation. The investment objective of the International Fund is to seek long-term capital growth. Dividend income, if any, is incidental to the investment objective of the International Fund. Both the International Fund and the European Portfolio invest a significant portion of their assets in equity securities of foreign issuers, although the European Portfolio invests primarily in equity securities of European issuers.



   This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the International Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the International Fund, see the

Prospectus for the International Fund, dated May 1, 2002 and the supplements thereto, which are included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by the International Fund's Annual Report to shareholders for the year ended December 31, 2001 and the International Fund's Semi-Annual Report to shareholders for the six-month period ended June 30, 2002, which are incorporated herein by reference. Additional information is set forth in the Statement of Additional Information of the International Fund, dated May 1, 2002, as supplemented from time to time, which is incorporated herein by reference. The Statement of Additional Information is on file with the Securities and Exchange Commission and is available without charge upon request by writing or calling the International Fund at the address or telephone number indicated above.



   Additional information is set forth in (a) the Statement of Additional Information relating to this Proxy Statement/Prospectus, dated January 30, 2003, (b) the Prospectus and Statement of Additional Information of the European Portfolio dated February 28, 2002, as supplemented from time to time, and (c) the European Portfolio's Annual Report for the fiscal year ended October 31, 2002. Each of these documents is incorporated herein by reference and is on file with the Securities and Exchange Commission. You may obtain a copy of any of these documents without charge upon request by writing or calling the European Portfolio at the address or telephone number indicated above.



   This Proxy Statement/Prospectus is expected to be first sent to shareholders on or about February 7, 2003.


   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE EUROPEAN PORTFOLIO OR THE INTERNATIONAL FUND.

                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
SYNOPSIS....................................................................   1
   Proposed Transaction.....................................................   1
   Comparison of Investment Objectives and Policies.........................   1
   Investment Advisory Services and Management Fees.........................   4
   Overall Expenses.........................................................   4
   Distribution of Shares and Other Services................................   7
   Sales Charges, Purchase Policies and Redemption and Exchange Information.   7
   Dividends and Other Distributions........................................   7
   Tax Consequences.........................................................   8
PRINCIPAL INVESTMENTS, RISK FACTORS AND INVESTMENT RESTRICTIONS.............   9
   Principal Investments and Risk Factors...................................   9
   Fundamental Investment Restrictions......................................  15
   Non-Fundamental Investment Restrictions..................................  16
THE PROPOSED TRANSACTION....................................................  17
   Description of the Plan..................................................  17
   Reasons for the Proposed Transaction.....................................  17
   Description of the Securities to be Issued...............................  19
   Federal Income Tax Consequences..........................................  20
   Liquidation and Termination of the European Portfolio....................  21
   Portfolio Securities.....................................................  21
   Portfolio Turnover.......................................................  21
   Pro Forma Capitalization.................................................  22
   Performance..............................................................  23
VOTING INFORMATION..........................................................  26
   General Information......................................................  26
   Quorum; Vote Required to Approve Proposal................................  26
   Outstanding Shareholders.................................................  26
ADDITIONAL INFORMATION ABOUT THE FUNDS......................................  28
OTHER MATTERS...............................................................  28
EXHIBIT A--AGREEMENT AND PLAN OF REORGANIZATION

                                   SYNOPSIS


   The following is a summary of certain information contained in this Proxy Statement/Prospectus regarding the European Portfolio and the International Fund (each a "Fund", and collectively, the "Funds") and the proposed Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the International Fund, the Prospectus of the European Portfolio, and the Plan. The Plan is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the European Portfolio should read this entire Proxy Statement/Prospectus carefully.


PROPOSED TRANSACTION


   The Board of Directors of SBWF, on behalf of the European Portfolio, including a majority of the Directors who are not "interested persons" of the European Portfolio (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Directors"), approved the Plan on December 11, 2002. The Plan provides that substantially all of the assets and all of the liabilities of the European Portfolio will be transferred to the International Fund. In exchange for the transfer of those assets and liabilities, the European Portfolio will receive shares of the International Fund. Shares of the International Fund so received will then be distributed to the shareholders of the European Portfolio in complete liquidation of the European Portfolio, and the European Portfolio will be terminated and its outstanding shares cancelled. There will be no sales load charged to shareholders of the European Portfolio when they receive shares of the International Fund in connection with the Reorganization. As a result of the Reorganization, each shareholder of each class of the European Portfolio will receive that number of full and fractional shares of the corresponding class of the International Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the European Portfolio held as of the close of business on the closing date of the Reorganization (the "Closing Date"). The Closing Date is expected to be on or about March 14, 2003 or such other date as the parties may agree.



   For the reasons described below under "The Proposed Transaction--Reasons for the Proposed Transaction," the Board of Directors of SBWF, including a majority of the Non-Interested Directors, has concluded that the Reorganization is in the best interests of the European Portfolio and its shareholders and that the interests of the existing shareholders of the European Portfolio will not be diluted as a result of the Reorganization.



   Accordingly, the Directors recommend approval of the Plan. If the Plan is not approved, the European Portfolio will continue in existence unless other action is taken by the Directors. Such other action may potentially include, but not be limited to, resubmission of the Plan to shareholders, maintaining the status quo or the termination and liquidation of the European Portfolio.


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES


   The investment objective of the European Portfolio is to seek long-term capital appreciation.



   The investment objective of the International Fund is to seek long-term capital growth. Dividend income, if any, is incidental to the investment objective of the International Fund.



   Each of the European Portfolio and the International Fund seeks its investment objective by investing a significant portion of its assets in equity securities of foreign issuers, although the European Portfolio invests primarily in equity securities of European issuers.

   PLEASE NOTE THAT ALTHOUGH THE FUNDS' INVESTMENT OBJECTIVES ARE SIMILAR, THERE ARE DIFFERENCES IN THE FUNDS' INVESTMENT POLICIES AND THE MANNER IN WHICH THE FUNDS SEEK TO ACHIEVE THEIR GOALS. THESE DIFFERENCES ARE DISCUSSED IN MORE DETAIL BELOW.

INVESTMENT POLICIES


   EQUITY SECURITIES. Each of the European Portfolio and International Fund invests a significant portion of its assets in equity securities of foreign issuers.



   Equity securities in which the European Portfolio invests include common and preferred stocks, depositary receipts and warrants and rights relating to equity securities. Under normal circumstances, the European Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of European issuers. European issuers are companies: (i) whose principal trading market is in any European country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in European markets, or which have at least 50% of their assets situated in one or more European markets; (ii) that are organized under the laws of, or that maintain a principal office in, a European country; or (iii) the principal securities trading market for which is a European market. The European Portfolio cannot invest less than 65% of its total assets in equity securities of issuers domiciled in Europe without prior shareholder approval.



   The International Fund invests primarily in the common stocks of foreign companies that the International Fund's manager believes have above-average prospects for growth, including companies in developing countries. Generally, the International Fund invests in a number of different countries and, under normal circumstances, the Fund invests in companies in at least three foreign markets. Under normal circumstances, the International Fund will invest at least 80% of its assets in large cap securities. Large cap securities are securities of issuers typically with market capitalizations of $750 million or more. The International Fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public. The International Fund may invest directly in foreign securities or may invest in depositary receipts. In addition to common stocks, the International Fund may also invest in other securities including rights to purchase common stocks, preferred stock or warrants, and also, to a limited extent, purchase shares of other investment companies, including closed end investment companies, that invest in foreign securities.


   DEBT SECURITIES. Although each Fund invests primarily in equity securities, each Fund may also invest in debt securities.


   Debt securities in which the European Portfolio may invest may be of any maturity, duration or credit quality and may pay fixed or variable rates of principal and interest. The European Portfolio may invest up to 5% of its assets in yen-denominated bonds sold in Japan by non-Japanese issuers.



   Long-term debt securities in which the International Fund invests must be investment grade when the Fund purchases them. This means that they must be rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Rating Group, or if unrated, of comparable quality in the manager's opinion. If the credit quality of the bond deteriorates below investment grade after it is purchased, the International Fund may continue to hold the bond, commonly known as a "junk bond", but the manager will consider the change in rating in deciding whether to keep the security.

   FORWARD CURRENCY TRANSACTIONS. Each Fund may enter into certain transactions to buy or sell currencies at a future date, i.e. forward currency contracts. Each Fund enters into forward currency contracts to settle transactions in securities quoted in foreign currencies and in an attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar.


   DIVERSIFICATION. Each of the European Portfolio and the International Fund is a "diversified" fund. This means that neither Fund may, with respect to 75% of its assets, invest more than 5% of its total assets in any one issuer or invest in more than 10% of the voting securities of any issuer.



   ILLIQUID SECURITIES. Each of the European Portfolio and the International Fund may purchase securities for which there is no readily available market. These securities are known as illiquid securities. Neither Fund will invest more than 15% of the value of its net assets in illiquid securities.


   See "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks associated with the types of assets that can be purchased by the Funds.

MANAGEMENT STYLE AND SECURITY SELECTION PROCESS


   The investment manager of the European Portfolio and the International Fund is Smith Barney Fund Management LLC ("SBFM"). SBFM will continue to serve as the investment manager of the International Fund after the consummation of the Reorganization.



   In selecting securities in which to invest, SBFM, as manager of the European Portfolio, emphasizes individual security selection while allocating the European Portfolio's investments among European countries. Companies in which the European Portfolio invests may have large, mid-sized or small market capitalizations and may operate in any market sector. In selecting individual companies for investment, SBFM looks for above-average earnings growth, high relative return on invested capital, experienced and effective management, effective research, product development and marketing, competitive advantages, strong financial condition, favorable trends experienced by certain U.S. companies that are likely to spread to comparable European companies and increasing market share.



   By spreading the European Portfolio's investments across several European markets, SBFM seeks to reduce volatility compared to investments in a single country. In allocating assets among countries, SBFM evaluates economic and political factors, such as interest rates and low or decelerating inflation, stable governments with policies toward business that encourage economic growth and foster development of securities markets and currency stability.



   In selecting securities in which to invest, SBFM, as manager of the International Fund, looks for the securities of well-established, large cap companies (typically with capitalizations of $750 million or more) believed to have superior management teams and histories of above-average revenues and earnings growth which appear to be reasonably valued compared to their long-term earnings potential. SBFM uses fundamental analysis to find companies that it believes have growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company participates. SBFM eliminates stocks that it believes are overpriced relative to a company's financial statements and projections and then analyzes each company to find those believed to have superior management teams, solid product lines, strong competitive positioning, attractive cash flows and histories of above-average revenues and earnings growth. SBFM seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.

INVESTMENT ADVISORY SERVICES AND MANAGEMENT FEES

   SBFM is a wholly-owned subsidiary of Citigroup Inc. SBFM is located at 399 Park Avenue, New York, New York 10022.


   Citigroup Asset Management Ltd. ("CAM") is the subadviser for the International Fund. CAM is a U.S. registered investment adviser and a wholly-owned subsidiary of Citigroup Inc. CAM is compensated by SBFM out of the management fees that SBFM receives from the International Fund. CAM will continue to serve as the investment subadviser for the International Fund following the consummation of the Reorganization.



   Rein van der Does, investment officer of SBFM and managing director of Salomon Smith Barney Inc., has been responsible for the day-to-day management of the European Portfolio since its inception.



   A team of individuals employed by SBFM has managed the day-to-day operations of the International Fund since November 2002.



   Each of the European Portfolio and the International Fund pays an aggregate management fee of 0.85% of that Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. For a comparison of the total annual operating expenses, both before and after waivers, for all classes of shares of the European Portfolio and the International Fund, please review the expense tables under "Overall Expenses" below.


OVERALL EXPENSES


   Further information about the expenses of European Portfolio and the International Fund and pro forma expenses following the proposed Reorganization are outlined in the tables below.



                                                                                                 PRO FORMA
                                                                       EUROPEAN  INTERNATIONAL INTERNATIONAL
                                                                       PORTFOLIO     FUND          FUND
                                                                       --------- ------------- -------------
Shareholder Fees (Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)
   Class A/(1)/.......................................................   5.00%       5.00%         5.00%
   Class B............................................................   None        None          None
   Class L............................................................   1.00%       1.00%         1.00%
   Class Y............................................................   None        None          None

Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)
   Class A/(2)/.......................................................   None        None          None
   Class B............................................................   5.00%       5.00%         5.00%
   Class L............................................................   1.00%       1.00%         1.00%
   Class Y............................................................   None        None          None

                                                                                                    PRO FORMA
                                                                          EUROPEAN  INTERNATIONAL INTERNATIONAL
                                                                          PORTFOLIO     FUND          FUND
                                                                          --------- ------------- -------------

ANNUAL FUND OPERATING EXPENSES/(3)/
(expenses that are deducted from Fund assets)

Management Fees (all classes)............................................   0.85%       0.85%         0.85%

Distribution and Service (12b-1) Fees
   Class A...............................................................   0.25%       0.25%         0.25%
   Class B...............................................................   1.00%       1.00%         1.00%
   Class L...............................................................   1.00%       1.00%         1.00%
   Class Y...............................................................   None        None          None

Other Expenses (administrative, shareholder servicing and other expenses)
   Class A...............................................................   0.94%       1.89%         1.11%
   Class B...............................................................   1.05%       1.89%         1.11%
   Class L...............................................................   0.90%       1.89%         1.11%
   Class Y/(4)/..........................................................   0.94%       1.89%         1.11%

Total Annual Fund Operating Expenses
   Class A...............................................................   2.04%       2.99%*        2.21%*
   Class B...............................................................   2.90%       3.74%*        2.96%*
   Class L...............................................................   2.75%       3.74%*        2.96%*
   Class Y/(4)/..........................................................   1.79%       2.74%*        1.96%*

--------

 * Because of waivers and/or reimbursements, the actual total operating expenses of the International Fund are and are expected to be:

                                 Class A  1.75%
                                 Class B  2.50%
                                 Class L  2.35%
                                 Class Y  1.50%


   The International Fund's manager has entered into a written Expense Waiver and Reimbursement Agreement with the International Fund under which it has agreed to waive and/or reimburse certain expenses of the International Fund until the first anniversary of the Closing Date so that the International Fund's total annual operating expenses are as set forth in this footnote. These waivers and reimbursements may be terminated at any time following the one-year anniversary of the Closing Date.

/(1)/ If you buy Class A shares of either Fund in amounts of $25,000 or more the sales charge is lower.
/(2)/ You do not pay an initial sales charge when you buy $1 million or more of Class A shares of either Fund, but if you redeem those shares within 12 months of purchase, you will pay a deferred sales charge of 1.00%.
/(3)/ "Annual Fund Operating Expenses" for both Funds have been restated to reflect current fees.
/(4)/ "Other expenses" and "Total Annual Fund Operating Expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during each Fund's last fiscal year.

   This example is intended to help you compare the cost of investing in each of the Funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods (unless otherwise indicated). The example also assumes your investment has a 5% return each year, that you reinvest all distributions and dividends without a sales charge, that the International Fund's and European Portfolio's annual operating expenses (before waivers and reimbursements) remain the same and that the fee waiver reflected in the footnote to the fee table with respect to the Pro Forma International Fund is in effect until the first anniversary of the Closing Date. Your actual costs may be higher or lower.



                              EUROPEAN PORTFOLIO


   NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR 3 YEARS 5 YEARS 10 YEARS
   -----------------------------------       ------ ------- ------- --------
   Your costs would be:
      Class A (with or without redemption)..  $697  $1,108  $1,543   $2,750
      Class B (redemption at end of period).  $793  $1,198  $1,628   $3,020
      Class B (no redemption)...............  $293  $  898  $1,528   $3,020
      Class L (redemption at end of period).  $475  $  945  $1,540   $3,149
      Class L (no redemption)...............  $375  $  945  $1,540   $3,149
      Class Y (with or without redemption)..  $182  $  563  $  970   $2,105


                              INTERNATIONAL FUND


   NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR 3 YEARS 5 YEARS 10 YEARS
   -----------------------------------       ------ ------- ------- --------
   Your costs would be:
      Class A (with or without redemption)..  $787  $1,378  $1,993   $3,643
      Class B (redemption at end of period).  $876  $1,443  $2,030   $3,821
      Class B (no redemption)...............  $376  $1,143  $1,930   $3,821
      Class L (redemption at end of period).  $573  $1,232  $2,011   $4,044
      Class L (no redemption)...............  $473  $1,232  $2,011   $4,044
      Class Y (with or without redemption)..  $277  $  850  $1,450   $3,070


                         PRO FORMA INTERNATIONAL FUND


   NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR 3 YEARS 5 YEARS 10 YEARS
   -----------------------------------       ------ ------- ------- --------
   Your costs would be:
      Class A (with or without redemption)..  $669  $1,115  $1,586   $2,883
      Class B (redemption at end of period).  $753  $1,172  $1,617   $3,071
      Class B (no redemption)...............  $253  $  872  $1,517   $3,071
      Class L (redemption at end of period).  $436  $  950  $1,589   $3,305
      Class L (no redemption)...............  $336  $  950  $1,589   $3,305
      Class Y (with or without redemption)..  $153  $  571  $1,015   $2,248

DISTRIBUTION OF SHARES AND OTHER SERVICES

DISTRIBUTOR


   The distributor of both the European Portfolio and the International Fund is Salomon Smith Barney, Inc. ("SSB"). Each Fund's shares are continuously sold by SSB.



   Both the European Portfolio and the International Fund have adopted Rule 12b-1 distribution plans for their Class A, Class B and Class L shares. Under the plans, each Fund pays distribution and service fees. The distribution and service fees as a percentage of net assets for Class A, Class B and Class L shares of the European Portfolio and the International Fund are the same. See "Overall Expenses" above for a comparison of the total fees and expenses for the European Portfolio and the International Fund.


OTHER SERVICE PROVIDERS


   As indicated below, the European Portfolio and the International Fund have the same service providers, other than independent accountants. Upon completion of the Reorganization, the International Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar.




SERVICE PROVIDER   EUROPEAN PORTFOLIO                  INTERNATIONAL FUND
------------------------------------------------------------------------------------------

Custodian          State Street Bank and Trust Company State Street Bank and Trust Company
------------------------------------------------------------------------------------------

Auditors           KPMG LLP                            PricewaterhouseCoopers LLP
------------------------------------------------------------------------------------------

Transfer Agent     Citicorp Trust Bank, fsb            Citicorp Trust Bank, fsb
------------------------------------------------------------------------------------------

Sub-Transfer Agent PFPC Global Fund Services, Inc.     PFPC Global Fund Services, Inc.


SALES CHARGES, PURCHASE POLICIES AND REDEMPTION AND EXCHANGE INFORMATION


   The purchase, redemption and exchange procedures and privileges with respect to the European Portfolio are substantially similar to those of the International Fund. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the purchase, redemption and exchange procedures and privileges applicable to each class of each Fund.


DIVIDENDS AND OTHER DISTRIBUTIONS


   The European Portfolio and the International Fund have a different policy relating to dividend distributions and the same policy relating to capital gain distributions to shareholders. The Funds pay dividends and distribute capital gains, if any, according to the following schedule:



FUND                      INCOME DIVIDEND DISTRIBUTIONS CAPITAL GAIN DISTRIBUTIONS
----                      ----------------------------- --------------------------
European Portfolio.......           quarterly                    annually
International Fund.......           annually                     annually

   Each Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of a federal tax. Each Fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. For each Fund, capital gain distributions and dividends are reinvested in additional Fund shares of the same class that you hold. Alternately, you can, in the case of each Fund, have your distributions and/or dividends paid in cash.


   On or immediately prior to the Closing Date, the European Portfolio will distribute (in the form of one or more dividends and/or other distributions) to its shareholders substantially all of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the date of such distribution or dividend. Unless a shareholder of the European Portfolio has requested to have distributions or dividends paid in cash, such distributions or dividends will automatically be reinvested in the manner described above. Between the Closing Date and the end of its current taxable year, it is expected that the International Fund will make one or more similar distributions to its shareholders, including the former European Portfolio shareholders who receive shares of the International Fund in the Reorganization.


TAX CONSEQUENCES


   The European Portfolio and the International Fund will each receive an opinion of Willkie Farr & Gallagher in connection with the Reorganization to the effect that, based upon certain facts, assumptions and representations, the transfer of all of the assets and liabilities of the European Portfolio to the International Fund solely in exchange for voting stock of the International Fund, followed by the distribution of such shares in complete liquidation of the European Portfolio, will constitute a reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes such a reorganization, no gain or loss generally will be recognized by the European Portfolio or its shareholders as a direct result of the Reorganization. However, if the European Portfolio holds investments as of the Closing Date in "section 1256 contracts" or in certain "passive foreign investment companies," the European Portfolio may be required to recognize gains, and in some cases losses, with respect to such securities. Any gains so recognized will increase the amount of the European Portfolio's net investment income and/or net realized capital gains that will be distributed to shareholders of the European Portfolio on or immediately prior to the Closing Date. See "The Proposed Transaction--Federal Income Tax Consequences."

       PRINCIPAL INVESTMENTS, RISK FACTORS, AND INVESTMENT RESTRICTIONS

PRINCIPAL INVESTMENTS AND RISK FACTORS


   The investment objectives and policies and risk factors of the European Portfolio are, in many respects, similar to those of the International Fund. There are, however, some differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of the European Portfolio and the International Fund and is qualified in its entirety by the Prospectuses and Statements of Additional Information of the European Portfolio and the International Fund incorporated herein by reference.



BOTH FUNDS FOREIGN SECURITIES

           Each Fund invests in securities of foreign issuers. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include the following:

           . Many foreign countries in which each Fund invests have markets that are smaller, less liquid and more volatile than markets in the U.S. In a changing market, the manager may not be able to sell the Fund's portfolio securities in amounts and at prices it considers reasonable.

           .In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

           .Foreign equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

           .Enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments.

           .Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent each Fund from realizing value in U.S. dollars from its respective investment in foreign securities.

           .There may be other governmental or non-governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by each Fund or the issuers of securities.

           BOTH FUNDS INVEST PRIMARILY IN EQUITY SECURITIES OF FOREIGN ISSUERS. UNDER
           NORMAL CIRCUMSTANCES, THE EUROPEAN PORTFOLIO INVESTS AT LEAST 80% OF THE
           VALUE OF ITS NET ASSETS, PLUS ANY BORROWINGS FOR INVESTMENT PURPOSES, IN EQUITY
           SECURITIES OF EUROPEAN ISSUERS. THE INTERNATIONAL FUND INVESTS IN A NUMBER
           OF DIFFERENT COUNTRIES AND UNDER NORMAL CIRCUMSTANCES, INVESTS IN COMPANIES
           IN AT LEAST THREE FOREIGN MARKETS.

BOTH FUNDS                  CAPITALIZATION OF ISSUERS

UNDER NORMAL                Compared to large companies, small and medium capitalization companies are
CIRCUMSTANCES, THE          more likely to have more limited product lines, fewer capital resources and
INTERNATIONAL FUND WILL     more limited management depth.
INVEST AT LEAST 80% OF ITS
NET ASSETS IN LARGE CAP     Securities of small and medium capitalization companies also may be more
SECURITIES.                 likely to:

THE EUROPEAN PORTFOLIO      . experience sharper swings in market values;
MAY INVEST IN SECURITIES OF
ISSUERS WITH SMALL,         . be harder to sell at times and at prices the manager believes appropriate;
MEDIUM AND LARGE              and
CAPITALIZATIONS.
                            . offer greater potential for gains and losses.

                            BECAUSE THE EUROPEAN PORTFOLIO HAS FEWER RESTRICTIONS AS TO THE CAPITALIZATION
                            OF THE COMPANIES IN WHICH THE FUND INVESTS, IT MAY BE MORE SUSCEPTIBLE TO THE
                            RISKS OF INVESTING IN SMALL AND MEDIUM CAPITALIZATION COMPANIES THAN THE
                            INTERNATIONAL FUND.
------------------------------------------------------------------------------------------------------------
BOTH FUNDS                  EURO CONVERSION

                            Each Fund invests in securities of issuers in European countries. Certain
                            European countries have joined the European Economic and Monetary Union
                            ("EMU"). On January 1, 2002, the countries participating in the EMU adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU.
                            Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.
------------------------------------------------------------------------------------------------------------
BOTH FUNDS                  CONVERTIBLE SECURITIES

                            Each Fund may invest in convertible securities. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.
------------------------------------------------------------------------------------------------------------

                            In general, the market value of a convertible security is at least the higher of its
                            "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.
------------------------------------------------------------------------------------------------------------------
BOTH FUNDS                  FIXED INCOME SECURITIES

LONG-TERM DEBT SECURITIES   Each Fund may invest in debt securities. Investing in fixed income securities
MUST BE INVESTMENT GRADE,   involve the following risks:
(I.E., THEY MUST BE RATED
BAA BY MOODY'S OR BBB       . The prices of securities may rise or fall due to changing economic,
BY STANDARD & POOR'S, OR      political or market conditions, or due to an issuer's individual situation.
IF UNRATED, OF COMPARABLE
QUALITY IN THE MANAGER'S    . Interest rates may increase, causing the prices of fixed income securities
OPINION) WHEN PURCHASED       to decline, thereby reducing the value of a Fund's portfolio. An increase in
BY THE INTERNATIONAL          interest rates also could cause a Fund's share price to go down. Longer
FUND.                         term obligations are usually more sensitive to interest rate changes. This is known as interest rate risk.
THE EUROPEAN PORTFOLIO
MAY INVEST IN DEBT          . If interest rates decline, the amount of income paid to you by a Fund as
SECURITIES OF ANY MATURITY,   dividends may also decline. This is known as income risk.
DURATION OR CREDIT QUALITY.
                            .Some issuers may not make payments of principal and/or interest on debt securities held by a Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. This is known as credit risk. If the credit quality of a security deteriorates below investment grade, a Fund may continue to hold the security, commonly known as a "junk" bond. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. Lower quality debt securities are more susceptible to these problems than higher quality obligations.

                            . As interest rates decline, the issuers of fixed income securities held by a
                              Fund may pay principal earlier than scheduled or exercise a right to call the securities. A Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. A Fund would also lose the benefit of falling interest rates on the price of the repaid bond. This is known as prepayment risk.
                              Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

                   .  Rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and a Fund's share price more volatile. This is known as extension risk.

                   .  The portfolio manager's judgment about interest rates or the attractiveness, value or income potential of a particular security may prove incorrect. In that case, you may lose money.

                   BECAUSE THE EUROPEAN PORTFOLIO HAS FEWER RESTRICTIONS AS TO THE
                   CREDIT QUALITY OF THE DEBT SECURITIES IN WHICH IT INVESTS, IT MAY BE
                   MORE SUSCEPTIBLE TO THE RISKS OF INVESTING IN LOWER QUALITY DEBT
                   SECURITIES THAN THE INTERNATIONAL FUND.
-----------------------------------------------------------------------------------------
EUROPEAN PORTFOLIO SAMURAI BONDS

                   The European Portfolio may invest up to 5% of its assets in yen-denominated bonds sold in Japan by non-Japanese issuers. Such bonds are commonly called "Samurai Bonds". As compared with bonds of the government of Japan and its agencies, Samurai bonds normally carry a higher interest rate but are less actively traded and therefore may be volatile. Moreover, as with other securities denominated in foreign currencies, their value is affected by fluctuations in currency exchange rates. It is the policy of the
                   European Portfolio to invest in Samurai bonds only after taking into account considerations of quality and liquidity, as well as yield.
                   These bonds would be issued by governments of the member countries of the Organization for Economic Cooperation and Development or would have AAA ratings.

                   BECAUSE THE INTERNATIONAL FUND DOES NOT INVEST IN SAMURAI BONDS, IT
                   IS NOT SUBJECT TO THIS RISK.
-----------------------------------------------------------------------------------------
BOTH FUNDS         FORWARD CURRENCY CONTRACTS

                   Each Fund may invest in forward currency contracts. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. Each Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

                   Each Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A
                   Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the
                   U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.
-----------------------------------------------------------------------------------------

           The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-
           hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue.
           Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the
           Fund's assets that are the subject of such cross-hedges are denominated.
--------------------------------------------------------------------------------------------
BOTH FUNDS SHORT SALES

           Both Funds may engage in short sales. A short sale occurs when the Fund's portfolio manager, anticipating that the price of a security will decline, enters into an agreement to sell the security even though the Fund may not own it.
           Each Fund may only engage in short sales "against the box." A short sale is
           "against the box" to the extent that the Fund owns or has the right to obtain at no added cost securities identical to those sold short.

           The International Fund may make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the
           Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

           The manager of the International Fund does not expect more than 40% of the
           Fund's total assets would be involved in short sales against the box.
--------------------------------------------------------------------------------------------
BOTH FUNDS WHEN-ISSUED SECURITIES

           Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, a Fund does not pay for the securities until they are received and does not start earning interest on those securities until the contractual settlement date.

           When a Fund commits to purchase a security on a "when-issued" or on a
           "forward delivery" basis, it sets up procedures consistent with
           Securities and Exchange Commission policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to its policies, purchases of securities on such bases may involve more risk than other types of purchases. When-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during the period before delivery. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment.
           Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a
           Fund's assets committed to the purchase of securities on a
           "when-issued" basis may increase the volatility of its net asset value.
---------------------------------------------------------------------------------
BOTH FUNDS PORTFOLIO TURNOVER

           Each Fund may engage in active and frequent trading to achieve its principal investment strategies. The sale of securities may produce capital gains, which, when distributed, are taxable to shareholders.
           Frequent trading may also increase the amount of commissions or mark-ups a Fund pays to brokers or dealers when it buys and sells securities.

           Although the portfolio managers of the Funds attempt to minimize portfolio turnover, from time to time a Fund's annual portfolio turnover rate may exceed 100%. For a comparison of the historical portfolio turnover rates of the Funds, see "The Proposed
           Transaction--Portfolio Turnover" below.
---------------------------------------------------------------------------------
BOTH FUNDS DEFENSIVE STRATEGIES

           Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in cash and in taxable U.S. dollar-denominated high-quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in lower quality or longer term obligations.

   The foregoing describes the principal investments and related risks of each Fund. Each Fund may invest in additional types of investments and may be subject to additional risk factors that are described in the Statement of Additional Information of that Fund. Certain of these non-principal investments and related risk factors may differ for each Fund. For a further description of such investments and related risks, please consult the Statement of Additional Information of the applicable Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

   Both Funds have adopted certain fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The fundamental investment restrictions of the Funds are, in general, similar.


   Each Fund is prohibited from borrowing money with certain exceptions. The European Portfolio may borrow money from a bank only for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed 10% of the value of its total assets. The European Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent the European Portfolio engages in the transactions referred to in the two preceding sentences, the Fund's borrowing is limited so that no more than 33 1/3% of the value of its total assets, including the amount borrowed, valued at the lesser of cost or market, less liabilities (not including the amount borrowed), valued at the time the borrowing is made, is derived from such transactions. The International Fund may borrow money to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under the Act.



   Each Fund is prohibited from issuing senior securities (meaning securities whose payment is preferred ahead of other securities) with certain exceptions. Each Fund is also prohibited from underwriting securities issued by other persons with certain exceptions. The International Fund, however, may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.



   The International Fund is prohibited from making loans except to the extent not prohibited by the 1940 Act. The European Portfolio may not make loans other than (i) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies, (ii) repurchase agreements, and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.



   Each Fund is prohibited from purchasing or selling real estate, commodities or commodity contracts (with certain exceptions). The European Portfolio is also prohibited from purchasing or selling real estate mortgages.



   The International Fund is prohibited from purchasing or selling interests in oil, gas or mineral leases (with certain exceptions). The European Portfolio has a non-fundamental policy (as described below) that prohibits it from purchasing interests in oil, gas and/or mineral exploration or development programs (with certain exceptions).


   In addition, neither Fund may invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry (with certain exceptions). The risk of concentration is that securities held by each Fund may be adversely affected by a particular single economic, business, regulatory or political event.

   As diversified funds, each Fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the Fund's total assets and not more than 10% of the voting securities of the issuer.


   In addition, the European Portfolio has a fundamental investment policy that it will invest at least 65% of its total assets in a diversified portfolio of equity securities of issuers domiciled in Eastern and Western Europe. The

European Portfolio's investment objective also may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the European Portfolio. The International Fund's investment objective may be changed without prior shareholder approval.


   Although these restrictions are similar, the specific limitations may be different between the two Funds.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

   In addition to the fundamental restrictions described above, each Fund is subject to certain non-fundamental investment restrictions that may be changed at any time by that Fund's Board without shareholder approval.


   For the European Portfolio, these non-fundamental investment restrictions provide that the Fund may not:


      1. Purchase any securities on margin (with certain exceptions) or sell any securities short (except "against the box");

      2. Purchase interests in oil, gas and/or mineral exploration or development programs (with certain exceptions);

      3. Purchase securities of any other registered investment company (with certain exceptions);

      4. Make investments in securities for the purpose of exercising control over or managing the issuer;

      5. Purchase securities of any issuer (including any predecessor) which has been in operation for less than three years if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in such securities; and

      6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


   As a non-fundamental investment policy, the European Portfolio will invest, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of European issuers. This policy may be changed by the Board of Directors of the European Portfolio to become effective upon at least 60 days' notice to shareholders prior to any such change.



   The International Fund has two non-fundamental investment restrictions. First, the International Fund may not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market. Second, under normal circumstances, the International Fund invests at least 80% of its net assets in large cap securities (securities of issuers typically with market capitalizations of $750 million or more). Although this second investment policy may be changed without shareholder approval, the Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in this policy.



   As a result of these differences in fundamental and non-fundamental restrictions and policies, the European Portfolio may be more limited in its ability to engage in certain types of transactions than the International Fund. However, these additional restrictions and policies may also prevent the European Portfolio from engaging in transactions that would subject the European Portfolio to additional risks.


   For additional information, you should consult the Prospectus and Statement of Additional Information of the applicable Fund.

                           THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN


   As described above, the Plan provides that substantially all of the assets and all of the liabilities of the European Portfolio will be transferred to the International Fund. In exchange for the transfer of those assets and liabilities, each class of shares of the European Portfolio will receive shares of the corresponding class of the International Fund ("Reorganization Shares"). Reorganization Shares of the International Fund so received will then be distributed to the shareholders of the European Portfolio in complete liquidation of the European Portfolio, and the European Portfolio will be terminated.



   As a result of the Reorganization, each shareholder of each class of the European Portfolio will receive that number of full and fractional shares of the corresponding class of the International Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the European Portfolio held on the Closing Date. The International Fund will establish an account for each European Portfolio shareholder that will reflect the number and class of shares of the International Fund distributed to that shareholder. The International Fund's shares issued in the Reorganization will be in uncertificated form. You may receive share certificates if you submit a written request signed by all registered owners to the International Fund's sub-transfer agent after the Reorganization.



   Until the Closing Date, shareholders of the European Portfolio will, of course, continue to be able to redeem their shares by sending a redemption request in proper form to the European Portfolio's transfer agent. Redemption requests received by the European Portfolio's transfer agent after the closing of the Reorganization will be treated as requests received for the redemption of shares of the International Fund.



   The obligations of the European Portfolio and the International Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the Securities and Exchange Commission and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The European Portfolio and the International Fund are in the process of making the necessary filings.



   To provide against unforeseen events, the Plan may be terminated prior to the Closing Date by action of the Trustees of the International Fund or the Directors of the European Portfolio, or amended prior to the Closing Date by action of both the Trustees of the International Fund and the Directors of the European Portfolio, in each case notwithstanding the approval of the Plan by the shareholders of the European Portfolio. However, no amendment may be made that materially adversely affects the interests of the European Portfolio shareholders without obtaining the approval of the shareholders of the European Portfolio. The European Portfolio and the International Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan.


   All expenses solely and directly related to the Reorganization, including costs of soliciting proxies, will be paid equally by both Funds. Shareholders have no rights of appraisal.

REASONS FOR THE PROPOSED TRANSACTION


   At a meeting of the Board of Directors of SBWF held on December 11, 2002, the Directors of SBWF, including a majority of the Non-Interested Directors, considered materials discussing the potential benefits to the shareholders of the European Portfolio if the European Portfolio were to reorganize with and into the International Fund. For the reasons discussed below, the Board of Directors of SBWF, including a majority of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the European Portfolio and its shareholders and that the interests of the European Portfolio shareholders will not be diluted as a result of the proposed Reorganization.

   The proposed combination of the European Portfolio into the International Fund will allow the shareholders of the European Portfolio to continue to participate in a professionally managed portfolio governed by similar investment objectives and policies. The Directors of the European Portfolio believe that the European Portfolio and its shareholders will benefit from the proposed Reorganization for the following reasons:


ECONOMIES OF SCALE; FEES AND EXPENSES


   The Directors of the European Portfolio considered the relatively small size of the European Portfolio and believe that the combination of the Funds, which have similar investment objectives, policies and strategies, into a single larger fund may increase economic and other efficiencies for investors and may ultimately result in a lower total annual expenses ratio. Of course, there is no assurance that this will be the case. Some of the fixed expenses currently paid by the Funds, such as accounting, legal and printing costs, would be spread over a larger asset base upon the combination of the European Portfolio and International Fund. Shareholders may be expected to benefit from economies of scale through lower expense ratios and higher net income distributions over time.



   After giving effect to waivers and reimbursements, the total annual operating expenses of each class of shares of the International Fund is less than the total annual operating expenses of the corresponding class of shares of the European Portfolio. SBFM has agreed to enter into a written Expense Waiver and Reimbursement Agreement with the International Fund under which it will limit the expenses of the International Fund for the year following the Closing Date.


COMPATIBLE INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES


   Both Funds invest primarily in equity securities of foreign issuers. After the Reorganization, the European Portfolio shareholders will own shares of a professionally managed portfolio with investment objectives and strategies that are similar to those of the European Portfolio. Although the Directors of the European Portfolio noted that there were some differences in the investment strategies of the Funds, they believe that the International Fund will meet the objectives of most shareholders of the European Portfolio who seek long-term capital appreciation and to invest outside the U.S. SBFM also believes that a larger asset base will provide portfolio management benefits such as greater diversification.



   Due to a combination of factors, including the benefits described above, the Board of Directors of SBWF, on behalf of the European Portfolio, believes that the European Portfolio and its shareholders would benefit from a tax-free reorganization with the International Fund. ACCORDINGLY, IT IS RECOMMENDED THAT THE SHAREHOLDERS OF THE EUROPEAN PORTFOLIO APPROVE THE REORGANIZATION WITH THE INTERNATIONAL FUND.



   The Board of Directors of SBWF, on behalf of the European Portfolio, in recommending the proposed transaction, considered a number of factors, including the following:



      (a) the compatibility of the European Portfolio's investment objective, policies and restrictions with those of the International Fund;



      (b) the advisory, distribution, and other servicing arrangements of the International Fund;


      (c) the tax-free nature of the Reorganization;


      (d) the terms and conditions of the Reorganization and that it should not result in a dilution of European Portfolio shareholder interests;

      (e) the level of costs and expenses to the European Portfolio of the Reorganization;



      (f) the lower total annual expense ratios of the International Fund as compared to the European Portfolio after giving effect to waivers and reimbursements, and SBFM's agreement to enter into a written Expense Waiver and Reimbursement Agreement under which it will limit the expenses of the International Fund for the year following the Closing Date;



      (g) a variety of alternatives potentially available to the European Portfolio, including maintaining the status quo or liquidating the European Portfolio; and



      (h) the historic performance of the European Portfolio and the International Fund.


DESCRIPTION OF THE SECURITIES TO BE ISSUED


   The International Fund is a diversified series of SBTII, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984, and is registered with the Securities and Exchange Commission as an open-end management investment company. Pursuant to SBTII's Declaration of Trust, Trustees have authorized the issuance of five series of shares (or funds), including the International Fund.



   The International Fund currently offers four different classes of shares:
Class A, Class B, Class L and Class Y. Shares of each class of the International Fund represent interests in the International Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in the International Fund is calculated separately and may differ among classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.



   All shares of the International Fund have equal voting rights. Shares of the International Fund and the shares of the other series offered by SBTII are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of the International Fund and the shares of the other series offered by SBTII may vote together in the election or selection of Trustees and accountants for SBTII. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. No material amendment may be made to SBTII's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.



   Each shareholder of the International Fund is entitled to cast, at all meetings of shareholders on items on which that shareholder is entitled to vote, one vote for each dollar of net asset value of the fund attributable to that share. This type of voting is called dollar-weighted voting. Dollar-weighted voting is important on matters where the funds in SBTII vote together. This kind of voting would match a shareholder's economic interest in SBTII with the shareholder's voting powers, and would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.



   All shares of the International Fund will, when issued, be fully paid and nonassessable. SBTII is not required to hold, and has no present intention of holding, annual meetings of shareholders but SBTII will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.



   The shares of the International Fund and the shares of the other series offered by SBTII have non-cumulative voting rights. This means that the holders of shares representing more than 50% of the voting power of the Fund voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of shares representing less than 50% of the voting power of the Fund will not be able to elect any person or persons to the Board of Trustees.

FEDERAL INCOME TAX CONSEQUENCES


   The Reorganization is conditioned upon the receipt by each of the International Fund and the European Portfolio of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the International Fund of all of the assets of the European Portfolio in exchange solely for Reorganization Shares and the assumption by the International Fund of all of the liabilities of the European Portfolio, followed by the distribution of such Reorganization Shares to the shareholders of the European Portfolio in exchange for their shares of the European Portfolio in complete liquidation of the European Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the International Fund and the European Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the European Portfolio upon the transfer of the European Portfolio's assets to the International Fund solely in exchange for the Reorganization Shares and the assumption by the International Fund of liabilities of the European Portfolio or upon the distribution of the Reorganization Shares to the European Portfolio's shareholders in exchange for their shares of the European Portfolio; (iii) the basis of the assets of the European Portfolio in the hands of the International Fund will be the same as the basis of such assets in the hands of the European Portfolio immediately prior to the transfer; (iv) the holding period of the assets of the European Portfolio in the hands of the International Fund will include the period during which such assets were held by the European Portfolio; (v) no gain or loss will be recognized by the International Fund upon the receipt of the assets of the European Portfolio solely in exchange for Reorganization Shares and the assumption by the International Fund of all of the liabilities of the European Portfolio; (vi) no gain or loss will be recognized by the shareholders of the European Portfolio upon the receipt of Reorganization Shares solely in exchange for their shares of the European Portfolio as part of the transaction; (vii) the basis of Reorganization Shares received by each shareholder of the European Portfolio will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the European Portfolio exchanged therefor; and (viii) the holding period of Reorganization Shares received by each shareholder of the European Portfolio will include the holding period during which the shares of the European Portfolio exchanged therefor were held, provided that at the time of the exchange the shares of the European Portfolio were held as capital assets in the hands of such shareholder.



   If, however, the European Portfolio holds an investment in "section 1256 contracts" as defined in section 1256(b) of the Code or in certain "passive foreign investment companies" as defined in section 1297(a) of the Code, the European Portfolio may be required to recognize gains, and, in certain cases, losses, as if it had sold such assets for their respective fair market values on the Closing Date. Any gains so recognized will increase the European Portfolio's net investment income and/or net realized capital gains for its tax year ending on the Closing Date, and will correspondingly increase the distributions of such amounts that will be declared and paid to shareholders of the European Portfolio on or immediately prior to the Closing Date. In the event that the Fund holds any such investment on the Closing Date, the opinion provided by Willkie Farr & Gallagher, as described above, will be appropriately qualified to reflect the tax treatment of those investments.


   Although the European Portfolio will, as described above, distribute substantially all of its investment company taxable income, if any, and realized net capital gain to its shareholders as one or more taxable dividends on or immediately prior to the Closing Date, the International Fund will not make such a distribution on or immediately prior to the Closing Date. As a result, when the International Fund subsequently makes a similar distribution or distributions to its shareholders, including the former European Portfolio shareholders who receive Reorganization Shares of the International Fund, those former European Portfolio shareholders will effectively be receiving a return of a portion of their capital investment in the International Fund (on which they may have already paid taxes) in the form of a taxable dividend.



   While the International Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, the Fund has not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisers with respect to such matters.



LIQUIDATION AND TERMINATION OF THE EUROPEAN PORTFOLIO



   If the Reorganization is effected, the European Portfolio will be liquidated and terminated, and the Fund's outstanding shares will be cancelled.


PORTFOLIO SECURITIES


   If the Reorganization is effected, the European Portfolio will transfer its portfolio securities to the International Fund. If the Reorganization is effected, SBFM will analyze and evaluate the portfolio securities of the European Portfolio being transferred to the International Fund. Consistent with the International Fund's investment objectives and policies, any restrictions imposed by the Code and the best interests of the International Fund's shareholders (including former shareholders of the European Portfolio), SBFM will determine whether to maintain an investment in these portfolio securities. Subject to market conditions, the disposition of portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific securities being sold.


PORTFOLIO TURNOVER


   The portfolio turnover rate for the European Portfolio for its fiscal year ended October 31, 2002 was 3%. The portfolio turnover rate for the International Fund for its fiscal year ended December 31, 2001 was 96%. Prior to November 1, 2001, the International Fund invested substantially all of its assets in International Equity Portfolio. Portfolio turnover prior to November 2001 is for shares of the International Equity Portfolio, which was the Fund's only investment at that time. For a discussion of the risks relating to portfolio turnover, see "Principal Investments and Risk Factors."

PRO FORMA CAPITALIZATION


   Because the European Portfolio will be combined in the Reorganization with the International Fund, the total capitalization of the International Fund after such Reorganization is expected to be greater than the current capitalization of the European Portfolio. The following table sets forth as of October 31, 2002: (a) the capitalization of the European Portfolio and the International Fund, and (b) the pro forma capitalization of the International Fund as adjusted to give effect to the Reorganization. If the Reorganization is consummated, the capitalization of the European Portfolio and the International Fund is likely to be different as a result of daily share purchase and redemption activity.



                                                   SHARES    NET ASSET VALUE
                                TOTAL NET ASSETS OUTSTANDING    PER SHARE
                                ---------------- ----------- ---------------
   European Portfolio
   Class A.....................    12,453,125     1,192,280      $10.44
   Class B.....................     7,077,261       722,110      $ 9.80
   Class L.....................     4,122,131       420,974      $ 9.79
   Class Y.....................            --            --          --
   International Fund
   Class A.....................    16,551,828     2,258,127      $ 7.33
   Class B.....................       731,466       102,898      $ 7.11
   Class L.....................     1,081,911       145,785      $ 7.42
   Class Y.....................            --            --          --
   Pro Forma International Fund
   Class A.....................    29,004,953     3,957,053      $ 7.33
   Class B.....................     7,808,727     1,098,211      $ 7.11
   Class L.....................     5,204,042       701,221      $ 7.42
   Class Y.....................            --            --          --

PERFORMANCE

   Performance shown below is as of December 31, 2001 and is based on historical earnings. Each Fund's performance reflects certain fee waivers and reimbursements. If these are reduced or eliminated, each Fund's performance may go down. Past performance does not necessarily indicate how the Funds will perform in the future.

   The bar chart below shows the performance of each Fund's Class A shares for each of the full calendar years indicated. Class B, Y and L shares would have different performance because of their different expenses. The performance in the bar chart does not reflect sales charges, which would reduce your return.

   The bar chart provides an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year.

         [CHART]

   % Total Return

       European      International
     Portfolio/(1)/     Fund
     --------------   -------------
1992      N/A           (1.45)%
1993      N/A           29.82%
1994      N/A          (11.46)%
1995    17.23%          18.08%
1996    29.12%           2.59%
1997     1.78%           5.15%
1998    24.31%          17.62%
1999    33.38%          35.66%
2000    (7.11)%        (24.82)%
2001   (34.76)%        (21.13)%





(1) The performance as of October 31, 2002, the European Portfolio's most recent fiscal year end, was -26.29%.


                       CALENDAR YEARS ENDED DECEMBER 31


                                                            EUROPEAN PORTFOLIO  INTERNATIONAL FUND
                                                            ------------------- -------------------
Quarterly Returns (for the years covered by the bar chart):
 Highest:..................................................      28.23% in           28.09% in
                                                            4th quarter of 1999 4th quarter of 1999
                                                            ------------------- -------------------

 Lowest:...................................................     -22.15% in        -14.21% in the
                                                            1st quarter of 2001 1st quarter of 2001

   The tables below compare the before- and after-tax average annual total return of each Fund for the periods shown with that of the MSCI European Market Index ("MSCI Index"), a broad-based, unmanaged index of foreign stocks, in the case of the European Portfolio, and MSCI EAFE Index, in the case of the International Fund. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. These tables also compare the before-tax average annual total returns for the other classes of each Fund with those of the MSCI Index and the MSCI EAFE Index, as the case may be. Each Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. After-tax returns are only for Class A shares and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.



               AVERAGE ANNUAL RETURNS OF THE EUROPEAN PORTFOLIO

                     CALENDAR YEAR ENDED DECEMBER 31, 2001

                                                              ONE     FIVE    TEN    SINCE   INCEPTION
                                                              YEAR    YEARS  YEARS INCEPTION   DATE
                                                            ------   -----   ----- --------- ---------
Class A
Return before taxes........................................ (38.03)% (0.57)%  n/a    4.72%     2/7/94
Return after taxes on distributions........................ (38.12)% (1.20)%  n/a    4.03%
Return after taxes on distributions and sale of Fund shares (23.09)% (0.27)%  n/a    3.92%
Other Classes (Return before taxes only)
Class B.................................................... (38.46)% (0.51)%  n/a    5.02%    11/7/94
Class L.................................................... (36.52)% (0.51)%  n/a    4.54%    2/14/94
Class Y*...................................................    n/a     n/a    n/a     n/a         n/a
MSCI Index**............................................... (19.90)%  6.24%   n/a    9.47%

--------
 * There were no Class Y shares outstanding for the calendar year ended December 31, 2001.
** Index performance reflects no deduction for fees, expenses or taxes.

               AVERAGE ANNUAL RETURNS OF THE INTERNATIONAL FUND

                     CALENDAR YEAR ENDED DECEMBER 31, 2001


                                                              ONE     FIVE    TEN    SINCE   INCEPTION
                                                              YEAR    YEARS  YEARS INCEPTION   DATE
                                                            ------   -----   ----- --------- ---------
Class A
Return before taxes........................................ (25.08)% (1.16)% 2.61%     n/a     3/1/91
Return after taxes on distributions........................ (25.26)% (3.33)% 0.84%     n/a
Return after taxes on distributions and sale of Fund shares (15.31)% (1.68)% 1.41%     n/a
Other Classes
(Return before taxes only)
Class B.................................................... (25.67)%   n/a    n/a    (9.36)%   1/4/99
Class L.................................................... (23.17)%   n/a    n/a   (23.67)%  9/22/00
Class Y*...................................................    n/a     n/a    n/a      n/a          *
MSCI EAFE Index**.......................................... (21.21)%  1.17%  4.76%     n/a        ***

--------
* There were no Class Y shares outstanding for the calendar year ended December 31, 2001.
** Index performance reflects no deduction for fees, expenses or taxes.
*** The total returns of the MSCI EAFE Index since the inception of each of Class B and L is -5.47% and -18.45%, respectively.

                              VOTING INFORMATION

GENERAL INFORMATION


   The Board of Directors of the SBWF, on behalf of the European Portfolio, is furnishing this Proxy Statement/Prospectus in connection with the solicitation of proxies for a Special Meeting of Shareholders of the European Portfolio at which shareholders will be asked to consider and approve the proposed Plan with respect to the European Portfolio.



   It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the European Portfolio and International Fund may also solicit proxies and voting instructions by telephone or otherwise. PFPC Global Fund Services, Inc. has been retained to assist in the solicitation of proxies, at a cost of approximately $15,000. Shareholders may vote (1) by mail by marking, signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope, (2) by fax, (3) by touch-tone voting over the telephone, or (4) via the internet.



   Any shareholder of the European Portfolio giving a proxy has the power to revoke it by submitting a written notice of revocation to the European Portfolio or by attending the Special Meeting and voting in person. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy card or, if no specification is made, in favor of the proposals referred to in this Proxy Statement/Prospectus.


QUORUM; VOTE REQUIRED TO APPROVE PROPOSAL


   The holders of one-third of the outstanding shares of the European Portfolio present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business by the European Portfolio. If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the European Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.



   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by the European Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



   The Plan must be approved by the vote of more than 50% of the outstanding shares of the European Portfolio. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal to approve the Plan.


OUTSTANDING SHAREHOLDERS


   Holders of record of the shares of the European Portfolio at the close of business on January 23, 2003 (the "Record Date") will be entitled to one vote per share on any matter on which they are entitled to vote at the Special Meeting. As of October 31, 2002, there were 1,192,280 outstanding Class A shares, 722,110 outstanding Class B shares and 420,974 outstanding Class L shares of the European Portfolio. As of October 31, 2002, there were no outstanding Class Y shares of the European Portfolio.

   As of October 31, 2002, no one owned more than 5% of the shares of the European Portfolio.



   The table below shows the name, address and share ownership of each person known to the International Fund to own 5% or more of the shares of the International Fund as of October 31, 2002. The table also indicates the percentage of the International Fund's shares that would be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.


                                                                  PRO FORMA
                                         TYPE OF  PERCENTAGE PERCENTAGE OWNERSHIP
NAME AND ADDRESS                  CLASS OWNERSHIP OWNERSHIP  POST-REORGANIZATION
----------------                  ----- --------- ---------- --------------------
Citibank, NA                      A      Record     8.4130%         4.800%
SUCC TTEES Jack Roy Anderson
U/A 11/29/
153 East 53rd Street, 23rd Floor
New York NY 10043-0001

Citibank, NA                      A      Record     8.4130%         4.800%
SUCC TTEES Rose-Marie Garcia
Anderson U/
153 East 53rd Street, 23rd Floor
New York NY 10043-0001

Citibank, NA                      A      Record     6.9482%         3.965%
TTEE New York Community Trust
U-W M W
153 East 53rd Street, 23rd Floor
New York NY 10043-0001

Citibank, NA                      A      Record     6.8195%         3.892%
TTEE The New York Community Trust
UW DW
153 East 53rd Street, 23rd Floor
New York NY 10043-0001

Citibank, NA                      A      Record     5.9415%         3.391%
TTEE New York Community Trust
U-W FJW
153 East 53rd Street, 23rd Floor
New York NY 10043-0001

S B Corp Trust R/O IRA            B      Record     5.0799%         0.470%
Laras K Muser
PO Box 751
Cornelivs OR 97113

                                                                PRO FORMA
                                      TYPE OF   PERCENTAGE PERCENTAGE OWNERSHIP
NAME AND ADDRESS               CLASS OWNERSHIP  OWNERSHIP  POST-REORGANIZATION
----------------               ----- ---------- ---------- --------------------
Debra A. Shepsman              L     Beneficial   5.4473%         1.132%
107 Station Road
Great Neck NY 11023-1720


   As of October 31, 2002, the Directors and officers of the European Portfolio owned less than 1% of any class of the European Portfolio's outstanding shares. As of October 31, 2002, the Trustees and officers of the International Fund owned less than 1% of any class of the International Fund's outstanding shares.


                    ADDITIONAL INFORMATION ABOUT THE FUNDS


   As noted above, additional information about the European Portfolio, the International Fund and the Reorganization has been filed with the Securities and Exchange Commission and may be obtained without charge by writing or calling the European Portfolio, 125 Broad Street, New York, New York 10004, telephone number (800) 451-2010 or the International Fund, 125 Broad Street, New York, New York 10004, telephone number (800) 451-2010. Information included in this Proxy Statement/Prospectus concerning the European Portfolio was provided by SBWF, on behalf of the European Portfolio, and information concerning the International Fund was provided by SBTII, on behalf of the International Fund.


   Each Fund files reports, proxy materials and other information about the applicable Fund with the Securities and Exchange Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov.

                                 OTHER MATTERS


   No Director is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the European Portfolio.


   Please complete, sign and return the enclosed proxy card promptly. No postage is required if mailed in the United States. You may also cast your vote by fax, the internet or telephone.

                                   EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION



   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of January, 2003 between Smith Barney World Funds, Inc., a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004 (the "Acquired Company"), on behalf of its series, European Portfolio (the "Acquired Fund") and Smith Barney Trust II, a Massachusetts business trust with its principal place of business at 125 Broad Street, New York, New York 10004 (the "Acquiring Trust"), on behalf of its series, Smith Barney International Large Cap Fund (the "Acquiring Fund," and together with the Acquired Fund, the "Funds").


   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the Acquired Fund and the Acquiring Fund, with which the Acquired Fund will reorganize, as provided herein. The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Trust, on behalf of the Acquiring Fund, in exchange solely for shares of beneficial interest ($0.00001) par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

   Shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") and Acquiring Fund Shares are divided into four classes of voting shares, designated Class A, Class B, Class L and Class Y shares.

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  THE REORGANIZATION

   1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Company, on behalf of the Acquired Fund, agrees to transfer to the Acquiring Fund all of the Acquired Fund assets as set forth in Section 1.2, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

      (i) to issue and deliver to the Acquired Fund the number of full and fractional (A) Class A Acquiring Fund Shares determined by dividing the portion of the net value of the Assets (as defined below) (such net value computed as set forth in Section 2.1 hereof and referred to as the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in Section 2.2), (B) Class B Acquiring Fund Shares determined by dividing the portion of the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the NAV of a Class B Acquiring Fund Share (computed as set forth in Section 2.2), (C) Class L Acquiring Fund Shares determined by dividing the portion of the Acquired Fund Value attributable to the Class L Acquired Fund Shares by the NAV of a Class L Acquiring Fund Share (computed as set forth in Section 2.2), and (D) Class Y Acquiring Fund Shares determined by dividing the portion of the Acquired Fund Value attributable to the

   Class Y Acquired Fund Shares by the NAV of a Class Y Acquiring Fund Share (computed as set forth in Section 2.2), and

      (ii) to assume all of the liabilities of the Acquired Fund, as set forth in Section 1.3.

Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

   1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively, "Assets") shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in
Section 1.4 hereof and the Acquired Fund's rights under this Agreement.

   1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time as defined in
Section 2.1. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in Section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

   1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   1.5. Immediately after the transfer of its Assets provided for in Section 1.1, the Acquired Fund will distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time as defined in Section 2.1, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate. Acquired Fund Shareholders owning (i) Class A Acquired Fund Shares shall receive Class A Acquiring Fund Shares therefor, (ii) Class B Acquired Fund Shares shall receive Class B Acquiring Fund Shares therefor, (iii) Class L Acquired Fund Shares shall receive Class L Acquiring Fund Shares therefor, and (iv) Class Y Acquired Fund Shares shall receive Class Y Acquiring Fund Shares therefor. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

   1.6. Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund's books. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

   1.7. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the

"Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

   1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

   2.1. The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date (such time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Acquiring Fund's then-current prospectus and statement of additional information. The Acquired Fund Value shall be determined by dividing the value of the Assets of the Acquired Fund less the value of the liabilities of the Acquired Fund as determined as provided herein.

   2.2. The net asset value of each class of Acquiring Fund Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information.

   2.3. All computations of value hereunder shall be made by or under the direction of each Fund's investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees or Board of Directors, as applicable, and independent accountants.

3.  CLOSING AND CLOSING DATE


   3.1. The Closing of the Reorganization contemplated by this Agreement shall be June 30, 2003, or such earlier or later date as the parties may agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m. Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York, or at such other place and time as the parties may agree.


   3.2. The Acquired Company shall furnish to the Acquiring Trust a statement of the Acquired Fund's net assets, together with a list of portfolio holdings with values as determined in Section 2.1, all as of the Valuation Time, certified by an authorized officer of the Acquired Company.

   3.3. The Acquired Company shall deliver at the Closing a certificate of an authorized officer of the Acquired Company certifying that the Acquired Company has instructed the custodian for the Acquired Fund to deliver the Assets of the Acquired Fund to State Street Bank and Trust Company ("State Street"), custodian for the Acquiring Fund, prior to or on the Closing Date. The portfolio securities of the Acquired Fund represented by a certificate or other written instrument shall be presented by the Acquired Fund's custodian to State Street for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the Acquired Fund's custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

   3.4. The Acquired Company shall instruct the transfer agent of the Acquired Fund to deliver at the Closing its records containing the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund.

   3.5. In the event that immediately prior to the Valuation Time (a) the NYSE shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Company or the Board of Trustees of the Acquiring Trust, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

   4.1. The Acquired Company, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

      (a) The Acquired Company is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquired Fund has been duly established as a series of the Acquired Company.

      (b) The Acquired Company is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws.

      (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Company on behalf of the Acquired Fund will not result, in violation of any applicable state or federal law or of the Acquired Company's Articles of Incorporation or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquired

   Company on behalf of the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

      (e) To the Acquired Company's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquired Fund or any properties or assets held by it. The Acquired Company knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquired Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquired Fund's business or its or the Acquired Fund's ability to consummate the transactions herein contemplated.

      (f) The financial statements of the Acquired Fund at and for the year ended October 31, 2002 have been audited by KPMG LLP, independent certified public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied. All of such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of the dates thereof in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

      (g) Since October 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

      (i) For each taxable year of its operation (including the tax year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. At Closing, the Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date.

      (j) The authorized capital stock of the Acquired Company consists of 1,000,000,000 shares, $0.001 par value per share, divided into six (6) series and, with respect to the Acquired Fund, four classes. All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent, as provided in Section 3.4. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Share.

      (k) At the Closing Date, the Acquired Company, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund's Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Trust, on behalf of the Acquiring Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

      (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Directors of the Acquired Company, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Acquired Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

      (m) The information to be furnished by the Acquired Company for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

      (n) The current combined prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in Section 5.6 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust for use therein.

   4.2. The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants to the Acquired Company and the Acquired Fund as follows:

      (a) The Acquiring Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquiring Fund has been duly established as a series of the Acquiring Trust.

      (b) The Acquiring Trust is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws.

      (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result, in violation of any applicable state or federal law or of the Acquiring Trust's Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

      (e) To the Acquiring Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Acquiring Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquiring Fund's business or its or the Acquiring Fund's ability to consummate the transactions herein contemplated.

      (f) The financial statements of the Acquiring Fund at and for the year ended December 31, 2001 have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and are in accordance with GAAP consistently applied. All such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

      (g) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and intends to do so for the taxable year including the Closing Date.

      (j) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, $0.00001 par value per share, divided into five (5) series, and, with respect to the Acquiring Fund, four classes. All issued and outstanding shares of the Acquiring Fund
   (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

      (k) At the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Company, on behalf of the Acquired Fund, has received notice at or prior to the Closing.

      (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

      (m) The information to be furnished by the Acquiring Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

      (n) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      (o) The Proxy Statement, insofar as it relates to the Acquiring Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Company for use therein.

5.  COVENANTS

   5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

   5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.


   5.3. The Acquired Company and the Acquired Fund covenant to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 31, 2003 (or such other date as the parties may agree).


   5.4. The Acquired Company and the Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.6. The Acquiring Trust will file a Registration Statement on Form N-14 (the "Registration Statement") under the 1933 Act, including the Proxy Statement, in connection with the meeting of shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein, with the Commission as promptly as practicable. The Acquired Company and the Acquired Fund will provide the Acquiring Trust with information relating to it that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

   5.7. Each of the Acquired Company and the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Trust's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

   5.8. Each of the Acquiring Trust and the Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Company, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as the Acquired Company may reasonably deem necessary or desirable in order to (i) vest and confirm the Acquired Company's title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities of the Acquired Fund.

   5.9. The Acquired Company, the Acquiring Trust and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Acquiring Fund, to continue its operations after the Closing Date.

   5.10. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.11. Each of the Acquiring Fund and the Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED COMPANY

   The obligations of the Acquired Company and the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Company's election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

   6.1. All representations and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquiring Trust or the Acquiring Fund, the Acquired Company or the Acquired Fund, or the advisers, directors, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Acquired Company or the Acquired Fund, or the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

   6.2. The Acquiring Trust shall have delivered to the Acquired Company on the Closing Date a certificate executed in its name by an authorized officer of the Acquiring Trust, in a form reasonably satisfactory to the Acquired Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Company shall reasonably request.

   6.3. The Acquired Company shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Company, and dated as of the Closing Date, to the effect that:

      (a) the Acquiring Trust is existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust, and the Acquiring Fund has been duly designated as a series of the Acquiring Trust;

      (b) the Acquiring Trust, with respect to the Acquiring Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust's registration statement under the 1940 Act;

      (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, and constitutes a valid and legally binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and, with respect to any provision of indemnification, considerations of public policy;

      (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust or By-laws; and

      (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

   Such opinion may state that it is solely for the benefit of the Acquired Company, its Directors and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Company may reasonably request.

   6.4. The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

   6.5. The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to the Acquired Company pursuant to which the Acquiring Trust, on behalf of the Acquiring Fund, will assume all of the liabilities of the Acquired Fund existing at the Valuation Time.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

   The obligations of the Acquiring Trust and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Trust's election, to the performance by the Acquired Company and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

   7.1. All representations and warranties of the Acquired Company, on behalf of itself and the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Acquired Company or the Acquired Fund, the Acquiring Trust or the Acquiring Fund or the advisers, directors, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Acquiring Trust or the Acquiring Fund, or the Acquired Company or the Acquired Fund, which any of such persons reasonably believes might result in such litigation.

   7.2. The Acquired Company shall have delivered to the Acquiring Trust the statement of net assets described in Section 3.2.

   7.3. The Acquired Company shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by an authorized officer of the Acquired Company, in a form reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Company and the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Trust shall reasonably request.

   7.4. The Acquiring Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, to the effect that:


      (a) the Acquired Company is existing under the laws of the State of Maryland as a corporation. The Charter of the Acquired Company authorizes the issuance of shares designated as Class A, Class B, L, Y and Z shares, respectively, of the Acquired Fund, with rights with respect to a portfolio of designated assets owned by the Acquired Company and allocated to the Acquired Fund, subject to liabilities allocated to the Acquired Fund, and with related voting, distribution, redemption and liquidation rights;


      (b) the Acquired Company, with respect to the Acquired Fund, has the corporate power as a Maryland corporation to carry on its business as presently conducted in accordance with the description thereof in the Acquired Company's registration statement under the 1940 Act;

      (c) the Agreement has been duly authorized, executed and delivered by the Acquired Company, and constitutes a valid and legally binding obligation of the Acquired Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and, with respect to any provision of indemnification, considerations of public policy;

      (d) the execution and delivery of the Agreement did not, and the transfer of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Company's Articles of Incorporation or By-laws; and

      (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Company under the Federal laws of the United States or the laws of the State of Maryland for the transfer of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

   Such opinion may state that it is solely for the benefit of the Acquiring Trust, its Trustees and its officers, and counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Trust may reasonably request.

   7.5. The Acquired Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.  FURTHER CONDITIONS PRECEDENT

   If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the Reorganization.

   8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Company's Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1.

   8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

   8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Trust and the Acquiring Fund or the Acquired Company and the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

   8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to the Acquired Company, the Acquired Fund, the Acquiring Trust and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by each shareholder of the Acquired

Fund pursuant to the Reorganization will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of such shareholder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.5.

9.  INDEMNIFICATION

   9.1. The Acquiring Trust agrees to indemnify and hold harmless the Acquired Company, its Directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

   9.2. The Acquired Company agrees to indemnify and hold harmless the Acquiring Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Company or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

   10.1. The Acquiring Trust and the Acquired Company each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Expenses of the Reorganization will be borne equally by the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Company, on behalf of the Acquired Fund.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2 Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

   The covenants to be performed after the Closing and the obligations of each of the Acquired Company, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

   This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before September 30, 2003, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.


13.  AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Company and the Acquiring Trust; provided, however, that following the meeting of shareholders of the Acquired Fund called by the Acquired Fund pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

   Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Company or the Acquired Fund, c/o Smith Barney World Funds, Inc., 125 Broad Street, New York, New York 10004, with a copy to Burton M. Leibert, Esq., Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, or to the Acquiring Trust or the Acquiring Fund, c/o Smith Barney Trust II, 125 Broad Street, New York, New York 10004, with a copy to Roger P. Joseph, Esq., Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, or to any other address that the Acquired Company or the Acquiring Trust shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this Section is intended to limit the rights of shareholders of the Acquired Company to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

   15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

   15.5. The Acquiring Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of the Acquiring Trust entered into in the name or on behalf of the Acquiring Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the Acquiring Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquiring Fund and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the Acquiring Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

                              [Signatures follow]

   IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the day and year first above written.


                                              SMITH BARNEY WORLD FUNDS, INC.,
                                                on behalf of European Portfolio

                                              By:      /s/  R. Jay Gerken
                                                  -----------------------------
                                                  NAME: R. JAY GERKEN
                                                  TITLE: PRESIDENT



                                              SMITH BARNEY TRUST II, on behalf
                                                of Smith Barney International
                                                Large Cap Fund

                                              By:      /s/  R. Jay Gerken
                                                  -----------------------------
                                                  NAME: R. JAY GERKEN
                                                  TITLE: PRESIDENT

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                        RELATING TO THE ACQUISITION BY

                   SMITH BARNEY INTERNATIONAL LARGE CAP FUND

                          (THE "INTERNATIONAL FUND"),

                       A SERIES OF SMITH BARNEY TRUST II
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                                (800) 451-2010

                               OF THE ASSETS OF

                              EUROPEAN PORTFOLIO

                          (THE "EUROPEAN PORTFOLIO"),

              A SERIES OF SMITH BARNEY WORLD FUNDS, INC. ("SBWF")
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                                (800) 451-2010


                            Dated: January 30, 2003



   This Statement of Additional Information is not a prospectus. A Proxy
Statement/Prospectus, dated January   , 2003 relating to the above-referenced
matter may be obtained without charge by calling or writing the International Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference:



      1. Prospectus and Statement of Additional Information for the European Portfolio, dated February 28, 2002, as supplemented from time to time.



      2. Prospectus and Statement of Additional Information for the International Fund dated May 1, 2002, as supplemented from time to time.



      3. Annual Report of the European Portfolio for the year ended October 31, 2002.



      4. Annual Report of the International Fund for the year ended December 31, 2001 and Semi-Annual Report of the International Fund for the six-month period ended June 30, 2002.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
 General Information......................................................  3
 Pro Forma Financial Statements (Unaudited)...............................  3

                              GENERAL INFORMATION


   This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and all of the liabilities of the European Portfolio to Smith Barney Trust II, on behalf of the International Fund, in exchange for shares of the International Fund (the "Reorganization"). The shares issued by the International Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the European Portfolio that were outstanding immediately before the effective time of the Reorganization.



   After the transfer of substantially all of its assets and all of the liabilities in exchange for the International Fund shares, the European Portfolio will distribute such shares to its shareholders in liquidation of the European Portfolio. Each shareholder owning shares of the European Portfolio at the effective time of the Reorganization will receive shares of the corresponding class from the International Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the European Portfolio. The International Fund will establish an account for each former shareholder of the European Portfolio reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the European Portfolio for each shareholder. Upon completion of the Reorganization, all outstanding shares of the European Portfolio will have been redeemed and cancelled in exchange for shares distributed by the International Fund, and the European Portfolio will wind up its affairs and be terminated as a series of SBWF under Maryland law.


   For further information about the transaction, see the Proxy
Statement/Prospectus.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


   The unaudited pro forma information attached to this Statement of Additional Information as Exhibit A gives effect to the proposed transfer of substantially all of the assets and all of the liabilities of the European Portfolio to the International Fund as if such transfer had occurred as of October 31, 2002. In addition, the pro forma combined statements have been prepared based upon the fee and expense structure of the International Fund. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the European Portfolio and the International Fund incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of the European Portfolio to the International Fund will be accounted for as a tax-free reorganization.

                                                                      EXHIBIT A

               REORGANIZATION OF THE EUROPEAN PORTFOLIO INTO THE
                   SMITH BARNEY INTERNATIONAL LARGE CAP FUND

              PRO FORMA SCHEDULE OF INVESTMENTS--OCTOBER 31, 2002

             SHARES
---------------------------------
EUROPEAN    INTERNATIONAL   TOTAL   SECURITY DESCRIPTION
---------   ------------- --------- -------------------------------------------------
   75,000                    75,000 ALCATEL
    8,000                     8,000 ALLIANZ AG
  100,000                   100,000 AMADEUS GLOBAL TRAVEL
   20,000                    20,000 ATOS ORIGIN
   46,664           8,621    55,285 AXA
   25,000          15,222    40,222 BNP PARIBAS
   15,000                    15,000 CAP GEMINI
  320,000                   320,000 CMG
  240,000                   240,000 COMPASS GROUP
   10,000                    10,000 DANONE
   25,657                    25,657 FUGRO N.V.
    4,000                     4,000 GEBERIT
   35,549                    35,549 IHC CALAND NV
   78,000                    78,000 INDRA SISTEMAS SA
   40,000          13,545    53,545 ING GROEP NV
   31,000                    31,000 METTLER TOLEDO INTL INC
   80,000                    80,000 MISYS
   15,000                    15,000 MOOLEN (VAN DER)
  120,000                   120,000 NOKIA (AB) OY
   33,560          14,961    48,521 NOVARTIS AG
   57,142                    57,142 ORKLA ASA
   12,000                    12,000 SAP AG
   25,000                    25,000 SCHERING AG
   94,703          27,617   122,320 TELEFONICA SA
  200,000                   200,000 TOMRA SYSTEMS ASA
1,000,000         422,328 1,422,328 VODAFONE GROUP
                    2,700     2,700 ADVANTEST
                    2,600     2,600 AEON CO LTD
                   36,250    36,250 ALLIED DOMECQ
                    8,976     8,976 AMVESCAP
                   39,035    39,035 ARCELOR
                    4,153     4,153 ASTRAZENECA
                   31,875    31,875 AUST + NZ BANK GRP
                   57,886    57,886 BBVA (BILB VIZ ARG)
                   33,611    33,611 BHP BILLITON PLC

See notes to Pro Forma financial statements.

                        MARKET VALUE ($ BASE CURRENCY)
         --------------------------------------------------------------
              EUROPEAN            INTERNATIONAL             TOTAL
         -------------------   -------------------   -------------------
                    $373,577                                    $373,577
                     838,711                                     838,711
                     492,173                                     492,173
                     736,876                                     736,876
                     694,998              $128,398               823,396
                     994,724               605,667             1,600,391
                     368,092                                     368,092
                     360,195                                     360,195
                   1,062,765                                   1,062,765
                   1,294,672                                   1,294,672
                   1,026,950                                   1,026,950
                   1,104,129                                   1,104,129
                   1,573,961                                   1,573,961
                     541,924                                     541,924
                     667,695               226,098               893,793
                     928,450                                     928,450
                     261,080                                     261,080
                     334,292                                     334,292
                   1,990,371                                   1,990,371
                   1,276,727               569,163             1,845,890
                     904,364                                     904,364
                     922,676                                     922,676
                   1,133,580                                   1,133,580
                     896,640               261,475             1,158,115
                   1,461,949                                   1,461,949
                   1,606,343               678,403             2,284,746
                                            88,633                88,633
                                            63,748                63,748
                                           216,485               216,485
                                            55,569                55,569
                                           420,889               420,889
                                           154,848               154,848
                                           333,084               333,084
                                           550,348               550,348
                                           163,943               163,943

               REORGANIZATION OF THE EUROPEAN PORTFOLIO INTO THE
                   SMITH BARNEY INTERNATIONAL LARGE CAP FUND

              PRO FORMA SCHEDULE OF INVESTMENTS--OCTOBER 31, 2002

            SHARES
------------------------------
EUROPEAN INTERNATIONAL  TOTAL                SECURITY DESCRIPTION
-------- ------------- ------- -------------------------------------------------
              19,059    19,059 BOC GROUP
                   1         1 BOUYGUES
              75,449    75,449 BP PLC
               2,444     2,444 CARREFOUR
             165,554   165,554 CENTRICA
              35,000    35,000 CHIBA BANK
               2,476     2,476 CIA VALE RIO DOCE ATS WARRANTS
              16,000    16,000 CLP HOLDINGS
               3,595     3,595 CREDIT SUISSE GRP
               5,938     5,938 DAIMLERCHRYSLER AG
              16,600    16,600 DENSO CORP
              34,655    34,655 DIAGEO
              33,033    33,033 ENI
              40,000    40,000 ESPRIT HOLDINGS
               7,182     7,182 FORTIS
               5,000     5,000 FUJI PHOTO FILM CO
              56,000    56,000 GIORDANO INTL LTD
              16,786    16,786 GLAXOSMITHKLINE
              31,767    31,767 HANSON
               4,844     4,844 HEINEKEN NV
               9,900     9,900 HONDA MOTOR CO
               2,000     2,000 HOYA CORP
              27,890    27,890 HSBC HLDGS
              10,700    10,700 HUTCHISON WHAMPOA
              41,500    41,500 JOHNSON ELEC HLDGS
               4,000     4,000 KAO CORP
               7,764     7,764 LAGARDERE S.C.A.
              71,494    71,494 LLOYDS TSB GROUP
                   2         2 LOREAL
              16,351    16,351 LUFTHANSA AG
              12,000    12,000 MATSUSHITA ELC WKS
              30,000    30,000 MITSUI SUMITOMO INSURANCE CO
               5,600     5,600 MURATA MFG CO
               1,407     1,407 NESTLE SA
                  66        66 NIPPON TEL+TEL CP
               5,124     5,124 NOVO NORDISK AS
              17,414    17,414 P+O PRINCESS CRUIS
              27,808    27,808 PEARSON
              12,103    12,103 PHILIPS ELEC(KON)
               5,700     5,700 PIONEER CORP
               5,700     5,700 PROMISE CO
              12,097    12,097 REED ELSEVIER PLC
               2,125     2,125 RENAULT (REGIE NATIONALE)
               6,000     6,000 RICOH CO

See notes to Pro Forma financial statements.

                        MARKET VALUE ($ BASE CURRENCY)
         --------------------------------------------------------------
              EUROPEAN            INTERNATIONAL             TOTAL
         -------------------   -------------------   -------------------
                                          $267,865              $267,865
                                                26                    26
                                           483,608               483,608
                                           113,234               113,234
                                           471,050               471,050
                                           110,618               110,618
                                                 0                     0
                                            64,826                64,826
                                            68,504                68,504
                                           203,931               203,931
                                           264,080               264,080
                                           390,352               390,352
                                           457,704               457,704
                                            67,185                67,185
                                           131,029               131,029
                                           137,661               137,661
                                            21,361                21,361
                                           320,157               320,157
                                           144,023               144,023
                                           194,222               194,222
                                           354,018               354,018
                                           137,010               137,010
                                           310,445               310,445
                                            65,852                65,852
                                            43,898                43,898
                                            91,231                91,231
                                           341,226               341,226
                                           614,736               614,736
                                               149                   149
                                           187,129               187,129
                                            72,724                72,724
                                           124,384               124,384
                                           264,114               264,114
                                           300,909               300,909
                                           241,388               241,388
                                           140,954               140,954
                                           127,681               127,681
                                           296,490               296,490
                                           216,501               216,501
                                            97,039                97,039
                                           184,328               184,328
                                           106,757               106,757
                                            99,757                99,757
                                           107,034               107,034

               REORGANIZATION OF THE EUROPEAN PORTFOLIO INTO THE
                   SMITH BARNEY INTERNATIONAL LARGE CAP FUND

              PRO FORMA SCHEDULE OF INVESTMENTS--OCTOBER 31, 2002

                              SHARES
-----------------------------------------------------------------
          EUROPEAN             INTERNATIONAL            TOTAL        SECURITY DESCRIPTION
---------------------------  -----------------    -----------------  ---------------------------------------
                                         8,612                8,612  SANOFI\ SYNTHELABO
                                         5,000                5,000  SEVEN ELEVEN JAPAN
                                         5,000                5,000  SHIN ETSU CHEM CO
                                         7,000                7,000  SHIONOGI + CO
                                        10,584               10,584  SHIRE PHARMA GROUP
                                        11,000               11,000  SINGAPORE AIRLINES
                                       119,791              119,791  SINGAPORE TELECOMM
                                        19,581               19,581  SMITHS GROUP
                                         7,200                7,200  SONY CORP
                                         3,895                3,895  SUEZ
                                        16,000               16,000  SUMITOMO ELEC INDS
                                        13,000               13,000  SUN HUNG KAI PROPS
                                        11,000               11,000  TAKEDA CHEM INDS
                                       139,985              139,985  TESCO
                                        16,200               16,200  TOHOKU ELEC POWER
                                         2,674                2,674  TOTAL FINA ELF
                                        23,100               23,100  TOYOTA MOTOR CORP
                                        75,979               75,979  UNICREDITO ITALIAN
                                         6,740                6,740  UNILEVER NV
                                        26,359               26,359  UNITED O/SEAS BANK
                                         8,000                8,000  VENTURE CORP LTD
                                        39,963               39,963  WOLSELEY
---------------------------  -----------------    -----------------  ---------------------------------------
(cost-$          26,934,528) (cost-$21,187,863)   (cost-$48,122,391) Total Investments at Value
===========================  =================    =================  =======================================

See notes to Pro Forma financial statements.

                        MARKET VALUE ($ BASE CURRENCY)
         --------------------------------------------------------------
              EUROPEAN            INTERNATIONAL             TOTAL
         -------------------   -------------------   -------------------
                                          $525,569              $525,569
                                           140,920               140,920
                                           153,953               153,953
                                            80,112                80,112
                                            85,215                85,215
                                            68,484                68,484
                                            97,631                97,631
                                           224,539               224,539
                                           309,078               309,078
                                            68,327                68,327
                                            81,065                81,065
                                            81,007                81,007
                                           456,075               456,075
                                           433,861               433,861
                                           215,094               215,094
                                           367,601               367,601
                                           560,730               560,730
                                           285,342               285,342
                                           431,309               431,309
                                           199,910               199,910
                                            59,767                59,767
                                           334,247               334,247
         -------------------   -------------------   -------------------
                 $23,847,914           $18,213,777           $42,061,691
         ===================   ===================   ===================

 REORGANIZATION OF THE EUROPEAN PORTFOLIO INTO THE SMITH BARNEY INTERNATIONAL
                                LARGE CAP FUND

           PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                                       SMITH BARNEY
                                                      INTERNATIONAL
                                                      LARGE CAP FUND
                                                      --------------
                                                          AS OF
                                                        10/31/2002
                            ASSETS:
           Investments, at value.....................  $18,213,777
           Cash......................................       93,932
           Dividends & interest receivable...........       60,833
           Receivable for Fund shares sold...........          171
           Collateral for securities on loan.........           --
           Other assets..............................       47,427
                                                       -----------
              Total Assets...........................  $18,416,140
                                                       -----------
                          LIABILITIES:
           Payable to Custodian......................           --
           Payable for Fund shares redeemed..........           --
           Payable for securities purchased..........       44,872
           Payable for securities on loan............           --
           Management fees payable...................           --
           Distribution fees payable.................           --
           Dividend payable..........................           --
           Accrued expenses and other liabilities....        6,063
                                                       -----------
              Total Liabilities......................       50,935
                                                       -----------
              Net Assets.............................  $18,365,205
                                                       ===========
                          NET ASSETS:
           Par value of capital shares...............           25
           Capital paid in excess of par value.......   30,724,774
           Undistributed net investment income (loss)       (5,272)
           Accumulated net realized loss.............   (9,382,906)
           Net unrealized depreciation of investments   (2,971,416)
                                                       -----------
              Net Assets.............................  $18,365,205
                                                       ===========
           OUTSTANDING SHARES:
           CLASS A...................................    2,258,127
                                                       ===========
           CLASS B...................................      102,898
                                                       ===========
           CLASS L...................................      145,785
                                                       ===========
           CLASS Y...................................           --
                                                       ===========
           NET ASSET VALUE
           CLASS A (and redemption price)............  $      7.33
                                                       ===========
           CLASS B...................................  $      7.11
                                                       ===========
           CLASS L...................................  $      7.42
                                                       ===========
           CLASS Y...................................  $      0.00
                                                       ===========
           CLASS A MAXIMUM OFFERING PRICE............  $      7.72
                                                       ===========
           CLASS L MAXIMUM OFFERING PRICE............  $      7.49
                                                       ===========

See notes to Pro Forma financial statements.

                     EUROPEAN                     PRO FORMA
                    PORTFOLIO     ADJUSTMENTS     COMBINED
                   -----------  -----------      -----------
                      AS OF
                    10/31/2002
                   $23,847,914  $        --      $42,061,691
                            --           --           93,932
                        72,570           --          133,403
                       250,280           --          250,451
                     3,180,048   (3,180,048) (a)          --
                            --           --           47,427
                   -----------  -----------      -----------
                   $27,350,812  $(3,180,048)     $42,586,904
                   -----------  -----------      -----------
                       332,816           --          332,816
                            --           --               --
                        98,137           --          143,009
                     3,180,048   (3,180,048) (a)          --
                        16,233           --           16,233
                         7,629           --            7,629
                            --           --               --
                        63,432           --           69,495
                   -----------  -----------      -----------
                     3,698,295   (3,180,048)         569,182
                   -----------  -----------      -----------
                   $23,652,517  $         0      $42,017,722
                   ===========  ===========      ===========
                         2,335           --      $     2,360
                    26,868,352           --       57,593,126
                            --           --           (5,272)
                      (138,556)          --       (9,521,462)
                    (3,079,614)          --       (6,051,030)
                   -----------  -----------      -----------
                   $23,652,517  $        --      $42,017,722
                   ===========  ===========      ===========
                     1,192,280    1,698,926        3,957,053
                   ===========
                       722,110      995,313        1,098,211
                   ===========
                       420,974      555,436          701,221
                   ===========
                            --           --               --
                   ===========
                   $     10.44                   $      7.33
                   ===========
                   $      9.80                   $      7.11
                   ===========
                   $      9.79                   $      7.42
                   ===========
                   $      0.00                   $      0.00
                   ===========
                   $     10.99
                   ===========
                   $      9.89
                   ===========

               REORGANIZATION OF THE EUROPEAN PORTFOLIO INTO THE
                   SMITH BARNEY INTERNATIONAL LARGE CAP FUND

                                                              SMITH BARNEY
                                                             INTERNATIONAL
                                                             LARGE CAP FUND
                                                             --------------
                                                                FOR THE
                                                               12 MONTHS
    PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)              10/31/2002
    ---------------------------------------------            --------------
    INVESTMENT INCOME:
    Interest................................................   $        --
    Dividends...............................................       512,657
    Less: Foreign taxes.....................................       (62,331)
                                                              ------------
       Total Investment Income..............................   $   450,326
    EXPENSES:
    Management fees.........................................       189,747
    Distribution costs......................................        61,537
    Shareholder & system servicing fees.....................        17,272
    Shareholder communications..............................        74,823
    Registration fees.......................................        41,729
    Custodian fees/fund accounting..........................        77,303
    Legal and auditing fees.................................       108,678
    Directors' fees.........................................         1,527
    Other...................................................        26,577
                                                              ------------
       Total Expenses.......................................       599,193
                                                              ------------
       Less: Management fee waivers and reimbursements......      (233,599)
                                                              ------------
       Net Expenses.........................................       365,594
                                                              ------------
    NET INVESTMENT INCOME...................................        84,732
                                                              ============
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net Realized Loss From:
     Security transactions (excluding short term securities)    (2,900,573)
     Futures contracts......................................  --
    Net Change in Unrealized Depreciation of Investments....    (1,088,447)
                                                              ------------
       Net Loss On Investments..............................    (3,989,020)
                                                              ------------
    Decrease in Net Assets Resulting from Operations........   $(3,904,288)
                                                              ============

--------

(a) The International Fund currently does not participate in security lending

(b) Due to elimination of fee waivers and decrease in expenses

See notes to Pro Forma financial statements


                     EUROPEAN                   PRO FORMA
                    PORTFOLIO    ADJUSTMENTS     COMBINED
                   -----------  -----------    ------------
                     FOR THE                      FOR 12
                    12 MONTHS                     MONTHS
                    10/31/2002                  10/31/2002
                   -----------                 ------------

                   $    18,738   $      --     $     18,738
                       500,065          --        1,012,722
                       (52,917)         --         (115,248)
                   -----------   ---------     ------------
                       465,886          --          916,212

                       299,099          --          488,846
                       215,070          --          276,607
                        85,593          --          102,865
                        17,941     (17,941)(b)       74,823
                        43,632     (43,632)(b)       41,729
                        37,125          --          114,428
                        30,292     (40,000)(b)       98,970
                         2,410          --            3,937
                         4,502          --           31,079
                   -----------   ---------     ------------
                       735,664    (101,573)       1,233,284
                   -----------   ---------     ------------
                            --     101,573         (132,026)
                   -----------   ---------     ------------
                       735,664          --        1,101,258
                   -----------   ---------     ------------
                      (269,778)         --         (185,046)
                   ===========   =========     ============

                      (118,732)         --     $ (3,019,305)
                             0          --                0
                    (8,783,766)         --       (9,872,213)
                   -----------   ---------     ------------
                    (8,902,498)         --     $(12,891,518)
                   -----------                 ------------
                   $(9,172,276)  $      --     $(13,076,564)
                   ===========   =========     ============

            FOOTNOTES TO SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                        PRO FORMA FINANCIAL STATEMENTS

                         OCTOBER 31, 2002 (UNAUDITED)

1.  GENERAL


   The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of all of the assets of the European Portfolio (the "European Portfolio") by the Smith Barney International Large Cap Fund (the "Fund") in exchange for shares of the Fund and the assumption by the Fund of all of the liabilities of the European Portfolio as described elsewhere in this Proxy Statement/Prospectus.



   Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the European Portfolio for shares of the Fund will be treated as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the European Portfolio in exchange for shares of the Fund at net asset value. The unaudited pro forma schedule of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective October 31, 2002. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective November 1, 2001. The unaudited pro forma financial statements are as of the annual period end of the European Portfolio as that date is more recent than the date of the most recently filed financial statements for the Fund.



   The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the European Portfolio and the Fund which are included in their respective annual reports dated October 31, 2002 and December 31, 2001, respectively.


2.  SIGNIFICANT ACCOUNTING POLICIES

   The Fund is a separate series of Smith Barney Trust II ( the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

   The significant accounting policies consistently followed by the Fund are:

      (a) securities transactions are accounted for on trade date; (b) equity securities listed on securities exchanges or reported through the NASDAQ system is valued at last sale prices, unlisted securities or listed securities for which the last sale prices are not available are valued at last quoted bid prices, securities listed on a foreign exchange are valued at the last quoted sale price available (Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities, will be valued at fair value as determined in good faith by or under the general guidelines established by the Trustees); (c) securities maturing within 60 days are valued at amortized cost; (d) interest income adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

3.  PRO-FORMA ADJUSTMENTS

   The accompanying unaudited pro forma schedule of investments and pro forma financial statements reflect changes in shares and fund expenses as if the reorganization had taken place on November 1, 2001. Adjustments were made to reduce certain expenses for duplicated services.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS


   Smith Barney Fund Management LLC acts as investment manager of the European Portfolio and of the Fund. The management fee is calculated at an annual rate of 0.85% of average daily net assets. This fee is calculated daily and paid monthly.



   Smith Barney Fund Management LLC has entered into a written Expense Waiver and Reimbursement Agreement with the International Fund under which it will limit the expenses of the Pro Forma International Fund for the year following the Closing Date to a maximum of 1.75% per annum in the case of the Class A shares, 2.50% per annum in the case of the Class B shares, 2.35% per annum in the case of the Class L shares and 1.50% per annum in the case of the Class Y shares. Following the one year anniversary of the Closing Date, these waivers and reimbursements may be terminated at any time.


   Citicorp Trust Bank, fsb, ("CTB"), a subsidiary of Citigroup, is the Fund's transfer agent. Salomon Smith Barney Inc., another subsidiary of Citigroup, acts as the Fund's distributor.


5.  PRO FORMA SCHEDULE OF INVESTMENTS



   The accompanying unaudited pro forma schedule of investments reflects the investments that the International Fund would have held immediately after giving effect to the reorganization with the European Portfolio if the reorganization had occurred on October 31, 2002. Given the International Fund's investment objective, strategies and restrictions, it would not have been required to sell any assets of the European Portfolio if the reorganization had occurred on October 31, 2002.


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